First Horizon Corporation's Momentum Continues with Strong First Quarter 2024 Results
Net Income Available to Common Shareholders of $184 Million or EPS of $0.33;
$195 Million or $0.35 on an Adjusted Basis - up 9% Over Prior Quarter*

1Q24 ROTCE of 11.0% and Adjusted ROTCE of 11.6% with Tangible Book Value per Share of $12.16, up $0.03 QoQ*

MEMPHIS, TN (April 17, 2024) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported first quarter net income available to common shareholders of $184 million or earnings per share of $0.33, compared with fourth quarter 2023 net income available to common ("NIAC") of $175 million or earnings per share of $0.31. First quarter 2024 results were reduced by a net $12 million after-tax or $0.02 per share of notable items compared with $3 million or $0.01 per share in fourth quarter 2023. Excluding notable items, adjusted first quarter 2024 NIAC of $195 million or $0.35 per share increased from $178 million or $0.32 per share in fourth quarter 2023.

“We reported a strong quarter with 10% growth in adjusted net income available to common shareholders from the fourth quarter. We achieved positive operating leverage versus the prior quarter, as revenue increased and expenses declined. Revenue growth was driven by margin expansion in the core banking franchise, as well as significant improvement in our counter-cyclical businesses,” said Chairman, President and Chief Executive Officer Bryan Jordan. “Credit quality remains stable, and our strong capital and liquidity position us to continue to win new client relationships and deepen existing ones.”

Jordan continued, “As we celebrate our 160th year in business, I remain confident in our ability to build on the value and earnings power of our long-standing organization to deliver exceptional results to our shareholders.”

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	1Q24	4Q23	1Q23
Summary of Notable Items:
Net merger/acquisition/transaction-related items	$—	$—	$(21)
Gain/(loss) related to equity securities investments (other noninterest income)	—	(6)	—
Net gain on asset disposition (other noninterest income less incentives)	—	7	—
FDIC special assessment (other noninterest expense)	(10)	(68)	—
Other notable expenses	(5)	—	—
Total notable items (pre-tax)	$(15)	$(67)	$(21)
Total notable items (after-tax) **	$(12)	$(3)	$(16)
Numbers may not foot due to rounding.
** 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items.

First quarter pre-tax notable items include an FDIC special assessment of $10 million and $5 million of restructuring costs.

*References to "Adjusted" results exclude notable items and are Non-GAAP Financial Measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

SUMMARY RESULTS
Quarterly, Unaudited

				1Q24 Change vs.
($s in millions, except per share and balance sheet data)	1Q24	4Q23	1Q23	4Q23			1Q23
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,076	$1,090	$923	$(14)		(1)%	$153		17%
Interest expense- taxable equivalent[1]	448	469	232	(21)		(5)	216		93
Net interest income- taxable equivalent	628	621	691	7		1	(63)		(9)
Less: Taxable-equivalent adjustment	4	4	4	—		—	—		—
Net interest income	625	617	688	8		1	(63)		(9)
Noninterest income	194	183	171	11		6	23		14
Total revenue	819	800	859	19		2	(40)		(5)
Noninterest expense	515	572	478	(57)		(10)	37		8
Pre-provision net revenue[3]	304	227	381	77		34	(77)		(20)
Provision for credit losses	50	50	50	—		—	—		—
Income before income taxes	254	177	331	77		43	(77)		(23)
Provision for income taxes	57	(11)	75	68		NM	(18)		(24)
Net income	197	188	256	9		5	(59)		(23)
Net income attributable to noncontrolling interest	5	5	4	—		(2)	1		22
Net income attributable to controlling interest	192	183	251	9		5	(59)		(24)
Preferred stock dividends	8	8	8	—		2	—		2
Net income available to common shareholders	$184	$175	$243	$9		5%	$(59)		(24)%

Adjusted net income[4]	$208	$191	$271	$17		9%	$(63)		(23)%
Adjusted net income available to common shareholders[4]	$195	$178	$259	$17		10%	$(64)		(25)%
Common stock information
EPS	$0.33	$0.31	$0.43	$0.02		6%	$(0.10)		(23)%
Adjusted EPS[4]	$0.35	$0.32	$0.45	$0.03		9%	$(0.10)		(22)%
Diluted shares[8]	558	561	572	(3)		(1)%	(14)		(2)%
Key performance metrics
Net interest margin	3.37%	3.27%	3.88%	10	bp		(51)	bp
Efficiency ratio	62.92	71.14	55.67	(822)			725
Adjusted efficiency ratio[4]	60.78	62.84	52.98	(206)			780
Effective income tax rate	22.48	(6.16)	22.71	NM			(23)
Return on average assets	0.97	0.91	1.32	6			(35)
Adjusted return on average assets[4]	1.03	0.92	1.40	11			(37)
Return on average common equity (“ROCE")	8.8	8.6	13.3	16			(458)
Return on average tangible common equity (“ROTCE”)[4]	11.0	10.9	17.4	6			(648)
Adjusted ROTCE[4]	11.6	11.1	18.6	60			(690)
Noninterest income as a % of total revenue	23.72	23.33	19.90	39			382
Adjusted noninterest income as a % of total revenue[4]	23.61%	22.32%	19.81%	129	bp		380	bp
Balance Sheet (billions)
Average loans	$61.2	$61.2	$58.1	$—		—%	$3.1		5%
Average deposits	65.4	66.9	62.2	(1.5)		(2)	3.2		5
Average assets	81.2	82.3	78.8	(1.1)		(1)	2.4		3
Average common equity	$8.4	$8.1	$7.4	$0.3		4%	$1.0		14%
Asset Quality Highlights
Allowance for credit losses to loans and leases	1.40%	1.40%	1.35%	—	bp		5	bp
Nonperforming loan and leases ratio	0.82%	0.75%	0.72%	7	bp		10	bp
Net charge-off ratio	0.27%	0.23%	0.11%	4	bp		15	bp
Net Charge-offs	$40	$36	$16	$4		12%	$24		NM
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.3%	11.4%	10.4%	(9)	bp		95	bp
Tier 1	12.3	12.4	12.1	(10)			21
Total Capital	13.9	14.0	13.6	(3)			32
Tier 1 leverage	10.8%	10.7%	10.7%	13	bp		13	bp
Numbers may not foot due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

First Quarter 2024 versus Fourth Quarter 2023

Net interest income
Net interest income of $625 million increased $8 million and net interest margin of 3.37% increased 10 basis points from the benefit of loan and deposit repricing.

Noninterest income
Noninterest income of $194 million increased $11 million. Adjusted noninterest income of $194 million increased $15 million largely driven by higher fixed income production. Fixed income average daily revenue of $731 thousand increased 58% compared with $463 thousand in fourth quarter 2023, driven by the market's expectation that short-term rates have peaked and by improved liquidity conditions in the banking sector.

Noninterest expense
Noninterest expense of $515 million declined $57 million from the prior quarter. First quarter notable items included the $10 million FDIC special assessment, which is down from $68 million in fourth quarter, and $5 million of restructuring costs. Adjusted noninterest expense of $500 million decreased $2 million. A reduction in outside services, which included advertising and third-party services for strategic investment initiatives, was partially offset by an increase in personnel expense, which included the annual merit adjustment and higher incentives from higher revenue production.

Loans and leases
Average loan and lease balances of $61.2 billion were relatively flat compared to the prior quarter, with loans to mortgage companies (LMC) down $97 million due to seasonality. Period-end loans and leases of $61.8 billion increased $0.5 billion from fourth quarter 2023, with growth in LMC and CRE. Loan yields of 6.28% improved 9 basis points from wider spreads on new and renewing loans, as well as continued repricing of fixed rate cash flows.

Deposits
Average deposits of $65.4 billion decreased 2%, reflecting $0.6 billion lower brokered deposits and continued pressure on non-interest bearing balances. Period-end deposits of $65.7 billion were stable to the prior quarter, with 67% of balances FDIC insured or collateralized. Interest-bearing deposit costs improved 9 basis points from the prior quarter to 3.28%, while total deposits costs declined by 5 basis points from a full quarter benefit of repricing efforts in the fourth quarter.

Asset quality
Provision expense of $50 million remained unchanged from fourth quarter 2023 to first quarter. Net charge-offs were $40 million or 27 basis points. Nonperforming loans of $505 million increased $43 million. The ACL to loans ratio of 1.40% was consistent with the prior quarter. Modest grade migration continued in the first quarter, but overall credit performance is stable after normalizing from a prolonged benign environment.

Capital
CET1 ratio of 11.3% and total capital ratio of 13.9% in first quarter 2024, down from 11.4% and 14.0%, respectively in fourth quarter 2023 as excess capital was returned to shareholders through the share repurchase program. FHN repurchased 10.7 million shares of common stock in first quarter 2024 at a weighted average price of $14.39 under the share repurchase program authorized in first quarter 2024.

Income taxes
First quarter 2024 effective tax rate of 22.5% compared with -6.2% in fourth quarter 2023. On an adjusted basis, the effective tax rate for first quarter 2024 was 22.5% compared with 21.7% in fourth quarter 2023. Fourth quarter 2023 includes a $48 million benefit from after-tax notable items primarily related to the resolution of IberiaBank merger-related tax items.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on April 17, 2024 by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 883096. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on April 17 until midnight CT on May 1, 2024. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 492536. A replay of the webcast will also be available on our website on April 17 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $81.8 billion in assets as of March 31, 2024, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - NRFlanders@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						1Q24 Change vs.
($s in millions, except per share data)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Interest income - taxable equivalent[1]	$1,076	$1,090	$1,084	$1,019	$923	$(14)	(1)%	$153	17%
Interest expense- taxable equivalent[1]	448	469	475	385	232	(21)	(5)	216	93
Net interest income- taxable equivalent	628	621	609	635	691	7	1	(63)	(9)
Less: Taxable-equivalent adjustment	4	4	4	4	4	—	—	—	—
Net interest income	625	617	605	631	688	8	1	(63)	(9)
Noninterest income:
Fixed income	52	37	28	30	39	15	40	13	33
Mortgage banking	9	5	7	6	5	4	71	4	71
Brokerage, trust, and insurance	36	36	34	35	34	—	(1)	2	5
Service charges and fees	57	59	60	59	55	(2)	(3)	2	4
Card and digital banking fees	19	16	20	21	19	3	16	—	(2)
Deferred compensation income	9	6	—	8	3	3	42	6	NM
Gain on merger termination	—	—	—	225	—	—	NM	—	NM
Other noninterest income	14	23	25	17	15	(9)	(38)	(1)	(6)
Total noninterest income	194	183	173	400	171	11	6	23	14
Total revenue	819	800	778	1,031	859	19	2	(40)	(5)
Noninterest expense:
Personnel expense:
Salaries and benefits	200	190	188	191	188	10	5	12	6
Incentives and commissions	92	82	77	86	80	10	12	12	15
Deferred compensation expense	9	7	—	8	3	2	27	6	NM
Total personnel expense	301	279	266	285	271	22	8	30	11
Occupancy and equipment[2]	72	71	67	68	70	1	1	2	2
Outside services	65	84	69	71	66	(19)	(22)	(1)	(1)
Amortization of intangible assets	11	12	12	12	12	(1)	(9)	(1)	(9)
Other noninterest expense	67	127	60	119	59	(60)	(48)	8	13
Total noninterest expense	515	572	474	555	478	(57)	(10)	37	8
Pre-provision net revenue[3]	304	227	304	475	381	77	34	(77)	(20)
Provision for credit losses	50	50	110	50	50	—	—	—	—
Income before income taxes	254	177	194	425	331	77	43	(77)	(23)
Provision for income taxes	57	(11)	52	96	75	68	NM	(18)	(24)
Net income	197	188	142	329	256	9	5	(59)	(23)
Net income attributable to noncontrolling interest	5	5	5	5	4	—	(2)	1	22
Net income attributable to controlling interest	192	183	137	325	251	9	5	(59)	(24)
Preferred stock dividends	8	8	8	8	8	—	2	—	2
Net income available to common shareholders	$184	$175	$129	$317	$243	$9	5%	$(59)	(24)%
Common Share Data
EPS	$0.33	$0.31	$0.23	$0.59	$0.45	$0.02	6%	$(0.12)	(27)%
Basic shares	555	559	559	539	537	(4)	(1)	18	3
Diluted EPS	$0.33	$0.31	$0.23	$0.56	$0.43	$0.02	6	$(0.10)	(23)
Diluted shares[8]	558	561	561	561	572	(3)	(1)%	(14)	(2)%

Effective tax rate	22.5%	(6.2)%	26.7%	22.6%	22.7%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

ADJUSTED[5] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						1Q24 Change vs.
($s in millions, except per share data)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Net interest income (FTE)[1]	$628	$621	$609	$635	$691	$7	1%	$(63)	(9)%
Adjusted noninterest income:
Fixed income	52	37	28	30	39	15	40	13	33
Adjusted mortgage banking	9	5	7	6	5	4	71	4	71
Brokerage, trust, and insurance	36	36	34	35	34	—	(1)	2	5
Service charges and fees	57	59	60	59	55	(2)	(3)	2	4
Card and digital banking fees	19	16	20	21	19	3	16	—	(2)
Deferred compensation income	9	6	—	8	3	3	42	6	NM
Gain on merger termination	—	—	—	—	—	—	NM	—	NM
Adjusted other noninterest income	14	20	25	17	15	(6)	(29)	(1)	(6)
Adjusted total noninterest income	$194	$179	$173	$175	$171	$15	9%	$23	14%
Total revenue (FTE)[1]	$823	$800	$782	$810	$863	$23	3%	$(40)	(5)%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$199	$190	$188	$187	$188	$9	5%	$11	6%
Adjusted Incentives and commissions	87	80	68	65	64	7	9	23	36
Adjusted deferred compensation expense	9	7	—	8	3	2	27	6	NM
Adjusted total personnel expense	295	277	256	260	255	18	7	40	16
Adjusted occupancy and equipment[2]	72	71	67	68	70	1	1	2	2
Adjusted outside services	65	84	69	68	63	(19)	(22)	2	4
Adjusted amortization of intangible assets	11	12	12	12	12	(1)	(9)	(1)	(9)
Adjusted other noninterest expense	57	59	60	53	58	(2)	(4)	(1)	(3)
Adjusted total noninterest expense	$500	$502	$465	$461	$457	$(2)	—%	$43	9%

Adjusted pre-provision net revenue[3]	$323	$298	$318	$349	$406	$25	8%	$(83)	(20)%

Provision for credit losses	$50	$50	$110	$50	$50	$—	—%	$—	—%

Adjusted net income available to common shareholders	$195	$178	$150	$219	$259	$17	10%	$(64)	(25)%

Adjusted Common Share Data
Adjusted diluted EPS	$0.35	$0.32	$0.27	$0.39	$0.45	$0.03	9%	$(0.10)	(22)%
Diluted shares[8]	558	561	561	561	572	(3)	(1)%	(14)	(2)%

Adjusted effective tax rate	22.5%	21.7%	20.1%	21.6%	22.9%
Adjusted ROTCE	11.6%	11.1%	9.2%	14.6%	18.6%
Adjusted efficiency ratio	60.8%	62.8%	59.4%	56.9%	53.0%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Summary of Notable Items:
Gain on merger termination	$—	$—	$—	$225	$—
Net merger/acquisition/transaction-related items	—	—	—	(30)	(21)
Gain/(loss) related to equity securities investments (other noninterest income)	—	(6)	—	—	—
Net gain on asset disposition (other noninterest income less incentives)	—	7	—	—	—
FDIC special assessment (other noninterest expense)	(10)	(68)	—	—	—
Other notable expenses *	(5)	—	(10)	(65)	—
Total notable items (pre-tax)	$(15)	$(67)	$(10)	$130	$(21)
Tax-related notable items **	$—	$48	$(13)	$—	$—
Numbers may not foot due to rounding
* 1Q24 includes $5 million of restructuring expenses; 3Q23 includes $10 million of restructuring expenses; 2Q23 includes $50 million contribution to First Horizon Foundation and $15 million of Visa derivative valuation expenses.
** 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Impacts of Notable Items:
Noninterest income:
Gain on merger termination	$—	$—	$—	$(225)	$—
Other noninterest income	—	(4)	—	—	—
Total noninterest income	$—	$(4)	$—	$(225)	$—

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$—	$—	$(4)	$—
Incentives and commissions	(5)	(2)	(9)	(21)	(16)
Total personnel expenses	(5)	(2)	(10)	(25)	(16)
Outside services	—	—	—	(4)	(3)
Other noninterest expense	(10)	(68)	—	(66)	(2)
Total noninterest expense	$(15)	$(70)	$(10)	$(95)	$(21)

Income before income taxes	$15	$67	$10	$(130)	$21
Provision for income taxes *	3	64	(11)	(33)	6
Net income/(loss) available to common shareholders	$12	$3	$20	$(98)	$16
EPS impact of notable items	$0.02	$0.01	$0.04	$(0.17)	$0.03
Numbers may not foot due to rounding
* 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.

FINANCIAL RATIOS
Quarterly, Unaudited
						1Q24 Change vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin	3.37%	3.27%	3.17%	3.38%	3.88%	10	bp		(51)	bp
Return on average assets	0.97%	0.91%	0.68%	1.60%	1.32%	6			(35)
Adjusted return on average assets[4]	1.03%	0.92%	0.78%	1.13%	1.40%	11			(37)
Return on average common equity (“ROCE”)	8.76%	8.60%	6.28%	16.40%	13.34%	16			(458)
Return on average tangible common equity (“ROTCE”)[4]	10.95%	10.89%	7.95%	21.10%	17.43%	6			(648)
Adjusted ROTCE[4]	11.65%	11.05%	9.21%	14.59%	18.55%	60			(690)
Noninterest income as a % of total revenue	23.72%	23.33%	22.23%	38.80%	19.90%	39			382
Adjusted noninterest income as a % of total revenue[4]	23.61%	22.32%	22.11%	21.60%	19.81%	129			380
Efficiency ratio	62.92%	71.14%	60.96%	53.89%	55.67%	(822)			725
Adjusted efficiency ratio[4]	60.78%	62.84%	59.43%	56.92%	52.98%	(206)			780
Allowance for credit losses to loans and leases	1.40%	1.40%	1.36%	1.35%	1.35%	—			5

CAPITAL DATA
CET1 capital ratio*	11.3%	11.4%	11.1%	11.1%	10.4%	(9)	bp		95	bp
Tier 1 capital ratio*	12.3%	12.4%	12.1%	12.1%	12.1%	(10)	bp		21	bp
Total capital ratio*	13.9%	14.0%	13.6%	13.6%	13.6%	(3)	bp		32	bp
Tier 1 leverage ratio*	10.8%	10.7%	10.5%	10.5%	10.7%	13	bp		13	bp
Risk-weighted assets (“RWA”) (billions)	$71.2	$71.1	$71.9	$71.5	$69.5	$0.2		—%	$1.7		2%
Total equity to total assets	11.21%	11.38%	10.65%	10.53%	11.02%	(17)	bp		19	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.33%	8.48%	7.76%	7.71%	7.41%	(15)	bp		92	bp
Period-end shares outstanding (millions)[9]	549	559	559	559	538	(10)		(2)%	11		2%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$15.23	$15.17	$14.28	$14.58	$14.11	$0.06		—%	$1.12		8%
Tangible book value per common share[4]	$12.16	$12.13	$11.22	$11.50	$10.89	$0.03		—%	$1.27		12%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	93.93%	93.18%	92.18%	93.68%	96.10%	75	bp		(217)	bp
Loans-to-deposit ratio (average balances)	93.54%	91.53%	92.35%	97.52%	93.33%	201	bp		21	bp
Full-time equivalent associates	7,327	7,277	7,340	7,327	7,282	50		1%	45		1%
Certain previously reported amounts have been reclassified to agree with current presentation.
*Current quarter is an estimate.
See footnote disclosures on page 19.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						1Q24 Change vs.
(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$32,911	$32,632	$33,163	$33,116	$32,172	$279	1%	$738	2%
Commercial real estate	14,426	14,216	14,121	13,891	13,397	210	1	1,029	8
Total Commercial	47,337	46,849	47,283	47,006	45,570	488	1	1,767	4
Consumer real estate	13,645	13,650	13,685	13,475	12,668	(5)	—	977	8
Credit card and other[5]	771	793	809	813	807	(22)	(3)	(37)	(5)
Total Consumer	14,416	14,443	14,494	14,289	13,475	(27)	—	941	7
Loans and leases, net of unearned income	61,753	61,292	61,778	61,295	59,045	461	1	2,708	5
Loans held for sale	395	502	613	789	650	(107)	(21)	(255)	(39)
Investment securities	9,460	9,714	9,435	9,949	10,317	(254)	(3)	(857)	(8)
Trading securities	1,161	1,412	1,231	1,059	1,122	(251)	(18)	39	4
Interest-bearing deposits with banks	1,885	1,328	1,917	4,523	2,488	557	42	(603)	(24)
Federal funds sold and securities purchased under agreements to resell	817	719	416	282	309	98	14	509	NM
Total interest earning assets	75,470	74,967	75,389	77,898	73,929	504	1	1,541	2
Cash and due from banks	749	1,012	1,022	1,137	987	(263)	(26)	(238)	(24)
Goodwill and other intangible assets, net	1,685	1,696	1,709	1,720	1,732	(11)	(1)	(47)	(3)
Premises and equipment, net	586	590	590	595	603	(4)	(1)	(16)	(3)
Allowance for loan and lease losses	(787)	(773)	(760)	(737)	(715)	(14)	(2)	(72)	(10)
Other assets	4,094	4,169	4,584	4,458	4,193	(75)	(2)	(99)	(2)
Total assets	$81,799	$81,661	$82,533	$85,071	$80,729	$138	—%	$1,069	1%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,847	$25,082	$25,590	$23,733	$21,346	$765	3%	$4,502	21%
Time deposits	6,297	6,804	7,783	8,279	3,777	(507)	(7)	2,520	67
Other interest-bearing deposits	17,186	16,689	15,817	14,620	15,184	497	3	2,002	13
Total interest-bearing deposits	49,331	48,576	49,190	46,632	40,306	755	2	9,024	22
Trading liabilities	467	509	366	174	144	(42)	(8)	323	NM
Federal funds purchased and securities sold under agreements to repurchase	2,137	2,223	2,015	2,169	1,621	(86)	(4)	516	32
Short-term borrowings	566	326	492	4,777	4,863	240	74	(4,297)	(88)
Term borrowings	1,165	1,150	1,157	1,156	1,605	15	1	(441)	(27)
Total interest-bearing liabilities	53,665	52,783	53,220	54,908	48,540	882	2	5,125	11
Noninterest-bearing deposits	16,410	17,204	17,825	18,801	21,134	(794)	(5)	(4,723)	(22)
Other liabilities	2,550	2,383	2,694	2,403	2,161	167	7	389	18
Total liabilities	72,626	72,370	73,740	76,112	71,835	256	—	791	1
Shareholders' Equity:
Preferred stock	520	520	520	520	1,014	—	—	(494)	(49)
Common stock	343	349	349	349	336	(6)	(2)	7	2
Capital surplus	5,214	5,351	5,337	5,324	4,863	(137)	(3)	351	7
Retained earnings	4,072	3,964	3,874	3,830	3,595	108	3	477	13
Accumulated other comprehensive loss, net	(1,271)	(1,188)	(1,582)	(1,359)	(1,208)	(83)	(7)	(62)	(5)
Combined shareholders' equity	8,878	8,996	8,498	8,664	8,599	(118)	(1)	279	3
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,173	9,291	8,794	8,960	8,895	(118)	(1)	279	3
Total liabilities and shareholders' equity	$81,799	$81,661	$82,533	$85,071	$80,729	$138	—%	$1,069	1%
Memo:
Total deposits	$65,741	$65,780	$67,015	$65,433	$61,440	$(39)	—%	$4,301	7%
Loans to mortgage companies	$2,362	$2,019	$2,237	$2,691	$2,040	$343	17%	$322	16%
Unfunded Loan Commitments:
Commercial	$19,996	$21,328	$22,063	$22,134	$21,844	$(1,333)	(6)%	$(1,848)	(8)%
Consumer	$4,383	$4,401	$4,432	$4,400	$4,404	$(18)	—%	$(21)	—%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						1Q24 Change vs.
(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$32,389	$32,520	$33,042	$32,423	$31,558	$(131)	—%	$831	3%
Commercial real estate	14,367	14,210	13,999	13,628	13,290	157	1	1,077	8
Total Commercial	46,756	46,730	47,041	46,051	44,848	26	—	1,908	4
Consumer real estate	13,615	13,664	13,575	13,058	12,401	(49)	—	1,215	10
Credit card and other[5]	781	802	816	815	825	(21)	(3)	(44)	(5)
Total Consumer	14,396	14,466	14,391	13,873	13,226	(70)	—	1,170	9
Loans and leases, net of unearned income	61,152	61,197	61,432	59,924	58,074	(44)	—	3,079	5
Loans held-for-sale	454	547	782	731	596	(93)	(17)	(142)	(24)
Investment securities	9,590	9,394	9,811	10,192	10,263	196	2	(673)	(7)
Trading securities	1,245	1,225	1,099	1,110	1,284	20	2	(39)	(3)
Interest-bearing deposits with banks	1,793	2,556	2,867	3,110	1,468	(763)	(30)	325	22
Federal funds sold and securities purchased under agreements to resell	544	529	315	279	392	15	3	152	39
Total interest earning assets	74,778	75,448	76,306	75,346	72,076	(670)	(1)	2,701	4
Cash and due from banks	948	994	997	1,024	1,035	(46)	(5)	(87)	(8)
Goodwill and other intangibles assets, net	1,691	1,702	1,714	1,726	1,738	(11)	(1)	(48)	(3)
Premises and equipment, net	587	589	592	598	607	(2)	—	(20)	(3)
Allowances for loan and lease losses	(789)	(772)	(766)	(728)	(692)	(17)	(2)	(96)	(14)
Other assets	4,028	4,352	4,377	4,338	4,076	(324)	(7)	(48)	(1)
Total assets	$81,243	$82,313	$83,220	$82,304	$78,841	$(1,069)	(1)%	$2,403	3%

Liabilities and shareholders' equity:
Deposits:
Savings	$25,390	$25,799	$24,963	$21,542	$21,824	$(409)	(2)%	$3,566	16%
Time deposits	6,628	7,372	8,087	5,520	3,336	(744)	(10)	3,291	99
Other interest-bearing deposits	16,735	16,344	15,329	14,719	14,790	391	2	1,945	13
Total interest-bearing deposits	48,753	49,515	48,379	41,781	39,950	(762)	(2)	8,802	22
Trading liabilities	462	386	276	216	324	76	20	137	42
Federal funds purchased and securities sold under agreements to repurchase	2,014	1,982	1,970	1,634	1,507	32	2%	507	34%
Short-term borrowings	537	437	1,790	6,365	2,188	100	23	(1,651)	(75)
Term borrowings	1,156	1,156	1,161	1,428	1,602	—	—	(446)	(28)
Total interest-bearing liabilities	52,921	53,475	53,575	51,424	45,572	(554)	(1)	7,350	16
Noninterest-bearing deposits	16,626	17,347	18,145	19,664	22,274	(721)	(4)	(5,648)	(25)
Other liabilities	2,445	2,585	2,522	2,187	2,289	(140)	(5)	157	7
Total liabilities	71,992	73,407	74,242	73,275	70,134	(1,415)	(2)	1,858	3
Shareholders' Equity:
Preferred stock	520	520	520	986	1,014	—	—	(494)	(49)
Common stock	347	349	349	337	336	(2)	(1)	11	3
Capital surplus	5,301	5,343	5,330	4,891	4,851	(42)	(1)	450	9
Retained earnings	4,028	3,935	3,861	3,759	3,518	93	2	510	15
Accumulated other comprehensive loss, net	(1,240)	(1,538)	(1,378)	(1,241)	(1,307)	298	19	67	5
Combined shareholders' equity	8,956	8,610	8,683	8,734	8,411	346	4	545	6
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,251	8,905	8,978	9,029	8,707	346	4	544	6
Total liabilities and shareholders' equity	$81,243	$82,313	$83,220	$82,304	$78,841	$(1,069)	(1)%	$2,403	3%
Memo:
Total deposits	$65,379	$66,862	$66,523	$61,445	$62,224	$(1,483)	(2)%	$3,154	5%
Loans to mortgage companies	$1,842	$1,939	$2,353	$2,262	$1,875	$(97)	(5)%	$(33)	(2)%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											1Q24 Change vs.
	1Q24		4Q23		3Q23		2Q23		1Q23		4Q23			1Q23
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$782	6.73%	$783	6.65%	$779	6.58%	$727	6.34%	$668	6.04%	$(1)		—%	$114		17%
Consumer	173	4.80	171	4.71	165	4.55	153	4.39	141	4.26	2		1	32		23
Loans and leases, net of unearned income	955	6.28	954	6.19	944	6.10	880	5.89	809	5.64	1		—	146		18
Loans held-for-sale	9	7.80	11	8.34	15	7.88	14	7.58	11	7.08	(2)		(21)	(2)		(21)
Investment securities	61	2.54	61	2.62	62	2.54	63	2.49	63	2.45	—		—	(2)		(4)
Trading securities	20	6.48	20	6.63	19	7.03	19	6.69	20	6.21	—		1	—		1
Interest-bearing deposits with banks	24	5.46	35	5.46	39	5.34	40	5.13	17	4.60	(11)		(30)	7		43
Federal funds sold and securities purchased under agreements	7	5.16	7	5.32	4	5.06	3	4.85	4	4.35	—		—	3		74
Interest income	$1,076	5.78%	$1,089	5.74%	$1,084	5.64%	$1,019	5.42%	$923	5.18%	$(13)		(1)%	$153		17%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$206	3.27%	$222	3.42%	$219	3.48%	$141	2.63%	$96	1.79%	$(16)		(7)%	$110		115%
Time deposits	73	4.42	82	4.42	89	4.35	49	3.56	16	1.96	(9)		(11)	57		NM
Other interest-bearing deposits	119	2.86	116	2.81	102	2.64	75	2.06	58	1.59	3		2	61		105
Total interest-bearing deposits	398	3.28	420	3.37	409	3.36	265	2.55	171	1.73	(22)		(5)	227		133
Trading liabilities	5	4.31	4	4.59	3	4.20	2	3.82	3	3.83	1		24	2		65
Federal funds purchased and securities sold under agreements to repurchase	21	4.24	22	4.35	21	4.24	15	3.74	12	3.23	(1)		(4)	9		77
Short-term borrowings	7	5.43	6	5.41	24	5.42	83	5.25	26	4.79	1		21	(19)		(72)
Term borrowings	17	5.71	17	5.75	17	5.82	19	5.21	20	4.98	—		(3)	(3)		(17)
Interest expense	448	3.40	469	3.48	475	3.52	385	3.00	232	2.06	(21)		(5)	216		93
Net interest income - tax equivalent basis	628	2.38	621	2.26	609	2.12	635	2.42	691	3.11	7		1	(63)		(9)
Fully taxable equivalent adjustment	(4)	0.99	(4)	1.01	(4)	1.05	(4)	0.96	(4)	0.76	—		4	—		4
Net interest income	$625	3.37%	$617	3.27%	$605	3.17%	$631	3.38%	$688	3.88%	$8		1%	$(63)		(9)%

Memo:
Total loan yield		6.28%		6.19%		6.10%		5.89%		5.64%	9	bp		64	bp
Total deposit cost		2.45%		2.49%		2.44%		1.73%		1.11%	(5)	bp		134	bp
Total funding cost		2.59%		2.63%		2.63%		2.17%		1.38%	(4)	bp		121	bp
Average loans and leases, net of unearned income	$61,152		$61,197		$61,432		$59,924		$58,074		$(44)		—%	$3,079		5%
Average deposits	65,379		66,862		66,523		61,445		62,224		(1,483)		(2)%	3,154		5%
Average funded liabilities	69,547		70,822		71,720		71,088		67,846		$(1,275)		(2)%	$1,702		3%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					1Q24 change vs.
(In millions, except ratio data)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$206	$184	$123	$184	$204	$22	12%	$2	1%
Commercial real estate	157	136	125	73	63	21	15	94	NM
Consumer real estate	140	139	145	144	155	1	1	(15)	(10)
Credit card and other[5]	2	2	2	2	2	(1)	(35)	(1)	(28)
Total nonperforming loans and leases	$505	$462	$394	$402	$424	$43	9%	$81	19%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.63%	0.57%	0.37%	0.55%	0.63%
Commercial real estate	1.09	0.96	0.88	0.52	0.47
Consumer real estate	1.02	1.02	1.06	1.07	1.22
Credit card and other[5]	0.20	0.30	0.26	0.27	0.29
Total nonperforming loans and leases to loans and leases	0.82%	0.75%	0.64%	0.66%	0.72%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					1Q24 change vs.
(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$—	$1	$3	$1	$—	$—	(27)%	$—	5%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	6	17	12	8	7	(11)	(63)	(1)	(8)
Credit card and other[5]	3	3	3	5	5	—	(8)	(2)	(34)
Total loans and leases 90 days or more past due and accruing	$10	$21	$17	$14	$12	$(11)	(53)%	$(2)	(18)%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					1Q24 change vs.
(In millions, except ratio data)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I) *	$28	$31	$92	$19	$14	$(3)	(11)%	$14	98%
Commercial real estate	12	2	5	8	2	10	NM	11	NM
Consumer real estate	—	1	1	1	1	(1)	(67)	—	(38)
Credit card and other[5]	6	6	7	5	5	—	(4)	—	7
Total gross charge-offs	$46	$41	$104	$33	$22	$5	13%	$24	NM
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(3)	$(2)	$(5)	$(5)	$(2)	$(1)	(36)%	$—	(20)%
Commercial real estate	—	—	—	(1)	—	—	76	—	55
Consumer real estate	(1)	(2)	(2)	(3)	(2)	—	11	1	40
Credit card and other[5]	(2)	(1)	(1)	(1)	(1)	(1)	(69)	—	(34)
Total gross recoveries	$(6)	$(5)	$(9)	$(9)	$(6)	$(1)	(18)%	$—	3%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I) *	$25	$29	$86	$14	$12	$(4)	(14)%	$13	NM
Commercial real estate	12	2	4	8	2	10	NM	11	NM
Consumer real estate	(1)	—	(2)	(2)	(2)	(1)	NM	1	40
Credit card and other[5]	4	5	6	3	4	(1)	(20)	—	(2)
Total net charge-offs	$40	$36	$95	$23	$16	$4	12%	$24	NM

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I) *	0.31%	0.36%	1.04%	0.18%	0.15%
Commercial real estate	0.35	0.06	0.12	0.23	0.05
Consumer real estate	(0.03)	—	(0.05)	(0.06)	(0.05)
Credit card and other[5]	1.98	2.36	2.77	1.65	1.93
Total loans and leases	0.27%	0.23%	0.61%	0.16%	0.11%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					1Q24 Change vs.
(In millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$773	$760	$737	$715	$685	$13	2%	$88	13%
Cumulative effect of change in accounting principle:
Commercial, financial, and industrial (C&I)	—	—	—	—	1	—	NM	(1)	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	—	—	—	—	(7)	—	NM	7	NM
Credit card and other[5]	—	—	—	—	—	—	NM	—	NM
Total cumulative effect of change in accounting principles	—	—	—	—	(6)	—	NM	6	NM
Allowance for loan and lease losses - beginning, adjusted	$773	$760	$737	$715	$679	$13	2%	$94	14%
Charge-offs:
Commercial, financial, and industrial (C&I) *	(28)	(31)	(92)	(19)	(14)	3	11	(14)	(98)
Commercial real estate	(12)	(2)	(5)	(8)	(2)	(10)	NM	(11)	NM
Consumer real estate	—	(1)	(1)	(1)	(1)	1	67	—	38
Credit card and other[5]	(6)	(6)	(7)	(5)	(5)	—	4	—	(7)
Total charge-offs	(46)	(41)	(104)	(33)	(22)	(5)	(13)	(24)	NM
Recoveries:
Commercial, financial, and industrial (C&I)	3	2	5	5	2	1	36	—	20
Commercial real estate	—	—	—	1	—	—	(76)	—	(55)
Consumer real estate	1	2	2	3	2	—	(11)	(1)	(40)
Credit card and other[5]	2	1	1	1	1	1	63	—	29
Total Recoveries	6	5	9	9	6	1	17	—	(4)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I) *	34	33	96	15	27	—	1	7	24
Commercial real estate	21	6	14	16	6	15	NM	15	NM
Consumer real estate	(3)	5	5	10	15	(8)	NM	(19)	NM
Credit card and other[5]	3	5	3	3	4	(3)	(51)	(1)	(34)
Total provision for loan and lease losses:	54	49	118	45	52	5	10	2	4
Allowance for loan and lease losses - ending	$787	$773	$760	$737	$715	$14	2%	$72	10%

Reserve for unfunded commitments - beginning	$83	$82	$90	$85	$87	$1	1%	$(4)	(5)%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	(4)	1	(8)	5	(2)	(5)	NM	(2)	(100)
Reserve for unfunded commitments - ending	$79	$83	$82	$90	$85	$(4)	(5)%	$(6)	(7)%
Total allowance for credit losses- ending	$865	$856	$842	$827	$800	$10	1%	$65	8%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	1Q24	4Q23	3Q23	2Q23	1Q23

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.06%	1.04%	1.01%	0.98%	1.01%
Commercial real estate	1.26%	1.21%	1.19%	1.14%	1.12%
Consumer real estate	1.69%	1.71%	1.67%	1.64%	1.65%
Credit card and other[5]	3.57%	3.63%	3.48%	3.79%	3.86%
Total allowance for loans and lease losses to loans and leases	1.27%	1.26%	1.23%	1.20%	1.21%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	168%	184%	273%	177%	159%
Commercial real estate	115%	126%	135%	219%	238%
Consumer real estate	165%	168%	158%	154%	135%
Credit card and other[5]	1,766%	1,202%	1,364%	1,384%	1,439%
Total allowance for loans and lease losses to nonperforming loans and leases	156%	167%	193%	183%	169%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.40%	1.40%	1.36%	1.35%	1.35%
Total allowance for credit losses to nonperforming loans and leases[4]	171%	185%	214%	206%	189%
See footnote disclosures on page 19.

REGIONAL BANKING
Quarterly, Unaudited

						1Q24 Change vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$532	$548	$558	$586	$561	$(16)		(3)%	$(29)		(5)%
Noninterest income	105	106	106	106	104	(1)		(1)	1		1
Total revenue	637	655	664	691	665	(18)		(3)	(28)		(4)
Noninterest expense	324	335	312	315	313	(11)		(3)	11		4
Pre-provision net revenue[3]	313	320	352	377	352	(7)		(2)	(39)		(11)
Provision for credit losses	28	28	112	35	37	—		—	(9)		(24)
Income before income tax expense	285	292	240	342	315	(7)		(2)	(30)		(10)
Income tax expense	67	68	56	80	74	(1)		(1)	(7)		(9)
Net income	$218	$224	$185	$261	$241	$(6)		(3)%	$(23)		(10)%

Average Balances (billions)
Total loans and leases	$40.6	$40.6	$40.6	$39.7	$38.7	$—		—%	$1.9		5%
Interest-earning assets	40.6	40.6	40.6	39.7	38.7	—		—	1.9		5
Total assets	43.1	43.2	43.3	42.3	41.3	(0.1)		—	1.8		4
Total deposits	57.8	58.6	58.0	55.2	56.9	(0.8)		(1)	0.9		2

Key Metrics
Net interest margin[6]	5.30%	5.39%	5.48%	5.95%	5.90%	(9)	bp		(60)	bp
Efficiency ratio	50.84%	51.17%	46.94%	45.49%	47.10%	(33)	bp		374	bp
Loans-to-deposits ratio (period-end balances)	69.82%	68.76%	69.68%	70.22%	69.54%	106	bp		28	bp
Loans-to-deposits ratio (average-end balances)	70.18%	69.34%	70.03%	71.83%	68.02%	84	bp		216	bp
Return on average assets (annualized)	2.04%	2.05%	1.69%	2.48%	2.37%	(1)	bp		(33)	bp
Return on allocated equity[7]	25.03%	25.78%	21.25%	30.33%	28.39%	(75)	bp		(336)	bp
Financial center locations	418	418	418	417	417	—			1
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						1Q24 Change vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23			1Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$153	$153	$161	$156	$151	$(1)		—%	$2		1%
Noninterest income	72	64	49	50	56	8		12	15		27
Total revenue	224	217	209	206	207	7		3	17		8
Noninterest expense	104	100	95	94	100	4		4	4		4
Pre-provision net revenue[3]	120	117	114	112	107	4		3	13		12
Provision for credit losses	23	31	2	18	14	(8)		(27)	9		60
Income before income tax expense	97	85	112	94	93	12		14	5		5
Income tax expense	24	21	27	23	23	3		14	1		6
Net income	$74	$65	$85	$71	$70	$9		14%	$3		5%

Average Balances (billions)
Total loans and leases	$20.2	$20.1	$20.4	$19.8	$18.9	$—		—%	$1.3		7%
Interest-earning assets	22.4	22.4	22.7	22.0	21.2	—		—	1.2		6
Total assets	23.7	23.9	24.1	23.3	22.6	(0.2)		(1)	1.1		5
Total deposits	4.0	4.2	4.1	3.8	4.5	(0.2)		(4)	(0.5)		(11)

Key Metrics
Fixed income product average daily revenue (thousands)	$731	$463	$301	$348	$437	$268		58%	$294		67%
Net interest margin[6]	2.74%	2.71%	2.81%	2.85%	2.87%	3	bp		(13)	bp
Efficiency ratio	46.38%	46.22%	45.43%	45.65%	48.26%	16	bp		(188)	bp
Loans-to-deposits ratio (period-end balances)	539%	524%	493%	534%	467%	1,494	bp		7,156	bp
Loans-to-deposits ratio (average-end balances)	506%	482%	501%	521%	424%	2,328	bp		8,210	bp
Return on average assets (annualized)	1.25%	1.08%	1.40%	1.22%	1.26%	17	bp		(1)	bp
Return on allocated equity[7]	14.45%	12.53%	17.34%	15.46%	15.69%	192	bp		(124)	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						1Q24 Change vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23		1Q23
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(60)	$(85)	$(113)	$(111)	$(24)	$25	29%	$(36)	NM
Noninterest income	18	13	18	244	11	5	39	7	62
Total revenues	(43)	(72)	(95)	133	(13)	30	41	(30)	NM
Noninterest expense	87	137	67	147	65	(50)	(36)	22	34
Pre-provision net revenue[3]	(130)	(209)	(162)	(14)	(78)	80	38	(52)	(67)
Provision for credit losses	(1)	(9)	(5)	(4)	(1)	8	90	—	17
Income before income tax expense	(129)	(200)	(158)	(10)	(77)	71	36	(52)	(68)
Income tax expense (benefit)	(33)	(100)	(31)	(7)	(21)	67	67	(12)	(58)
Net income/(loss)	$(95)	$(100)	$(127)	$(3)	$(56)	$5	5%	$(40)	(71)%

Average Balance Sheet (billions)
Interest bearing assets	$11.8	$12.4	$13.0	$13.7	$12.1	$(0.6)	(5)%	$(0.4)	(3)%
Total assets	14.4	15.2	15.9	16.7	14.9	(0.8)	(5)	(0.5)	(4)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $180.9 million of commercial credit card balances at March 31, 2024.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 2Q23 includes 19.7 million share impact of Series G convertible securities issued in connection with TD transaction based on the final conversion rate; 1Q23 includes 27.5 million shares based on the original maximum conversion rate.
9 2Q23 increase driven by the conversion of Series G convertible securities issued in connection with TD transaction.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	1Q24	4Q23	3Q23	2Q23	1Q23

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,173	$9,291	$8,794	$8,960	$8,895
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	520	520	520	520	1,014
(B) Total common equity	$8,358	$8,476	$7,978	$8,144	$7,586
Less: Intangible assets (GAAP) (b)	1,685	1,696	1,709	1,720	1,732
(C) Tangible common equity (Non-GAAP)	$6,673	$6,779	$6,270	$6,424	$5,853

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$81,799	$81,661	$82,533	$85,071	$80,729
Less: Intangible assets (GAAP) (b)	1,685	1,696	1,709	1,720	1,732
(E) Tangible assets (Non-GAAP)	$80,114	$79,965	$80,825	$83,351	$78,997

Period-end Shares Outstanding
(F) Period-end shares outstanding	549	559	559	559	538

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.21%	11.38%	10.65%	10.53%	11.02%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.33%	8.48%	7.76%	7.71%	7.41%
(B)/(F) Book value per common share (GAAP)	$15.23	$15.17	$14.28	$14.58	$14.11
(C)/(F) Tangible book value per common share (Non-GAAP)	$12.16	$12.13	$11.22	$11.50	$10.89
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		1Q24	4Q23	3Q23	2Q23	1Q23

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$184	$175	$129	$317	$243
Plus Tax effected notable items (Non-GAAP) (a)		$12	$3	$20	$(98)	$16
Adjusted net income available to common shareholders (Non-GAAP)	b	$196	$178	$150	$219	$259

Diluted Shares (GAAP)[8]	c	558	561	561	561	572

Diluted EPS (GAAP)	a/c	$0.33	$0.31	$0.23	$0.56	$0.43
Adjusted diluted EPS (Non-GAAP)	b/c	$0.35	$0.32	$0.27	$0.39	$0.45

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$197	$188	$142	$329	$256
Plus Tax effected notable items (Non-GAAP) (a)		$12	$3	$20	$(98)	$16
Adjusted NI (Non-GAAP)		$209	$191	$163	$231	$271

NI (annualized) (GAAP)	d	$791	$746	$565	$1,320	$1,037
Adjusted NI (annualized) (Non-GAAP)	e	$838	$757	$646	$928	$1,100

Average assets (GAAP)	f	$81,243	$82,313	$83,220	$82,304	$78,841

ROA (GAAP)	d/f	0.97%	0.91%	0.68%	1.60%	1.32%
Adjusted ROA (Non-GAAP)	e/f	1.03%	0.92%	0.78%	1.13%	1.40%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$739	$695	$513	$1,270	$987
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$787	$706	$594	$878	$1,050

Average Common Equity (GAAP)	i	$8,436	$8,090	$8,163	$7,747	$7,398
Intangible Assets (GAAP) (b)		1,691	1,702	1,714	1,726	1,738
Average Tangible Common Equity (Non-GAAP)	j	$6,745	$6,388	$6,448	$6,021	$5,659

ROCE (GAAP)	g/i	8.76%	8.60%	6.28%	16.40%	13.34%
ROTCE (Non-GAAP)	g/j	10.95%	10.89%	7.95%	21.10%	17.43%
Adjusted ROTCE (Non-GAAP)	h/j	11.65%	11.05%	9.21%	14.59%	18.55%
(a)     Amounts adjusted for notable items as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		1Q24	4Q23	3Q23	2Q23	1Q23

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$194	$183	$173	$400	$171
Plus notable items (GAAP) (a)		—	(4)	—	(225)	—
Adjusted noninterest income (Non-GAAP)	l	$194	$179	$173	$175	$171

Revenue (GAAP)	m	$819	$800	$778	$1,031	$859
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		823	804	782	1,035	863
Plus notable items (GAAP) (a)		—	(4)	—	(225)	—
Adjusted revenue (Non-GAAP)	n	$823	$800	$782	$810	$863

Securities gains/(losses) (GAAP)	o	$—	$(5)	$—	$—	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	23.72%	23.33%	22.23%	38.80%	19.90%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	23.61%	22.32%	22.11%	21.60%	19.81%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$515	$572	$474	$555	$478
Plus notable items (GAAP) (a)		(15)	(70)	(10)	(95)	(21)
Adjusted noninterest expense (Non-GAAP)	q	$500	$502	$465	$461	$457

Revenue (GAAP)	r	$819	$800	$778	$1,031	$859
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		823	804	782	1,035	863
Plus notable items (GAAP) (a)		—	(4)	—	(225)	—
Adjusted revenue (Non-GAAP)	s	$823	$800	$782	$810	$863

Securities gains/(losses) (GAAP)	t	$—	$(5)	$—	$—	$—

Efficiency ratio (GAAP)	p/ (r-t)	62.92%	71.14%	60.96%	53.89%	55.67%
Adjusted efficiency ratio (Non-GAAP)	q/s	60.78%	62.84%	59.43%	56.92%	52.95%
(a)     Amounts adjusted for notable items as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	1Q24	4Q23	1Q24 vs. 4Q23		1Q24	4Q23	1Q24 vs. 4Q23
Loans excluding LMC
Total Loans (GAAP)	$61,753	$61,292	$461	1%	$61,152	$61,197	$(45)	—%
LMC (GAAP)	2,362	2,019	343	17%	1,842	1,939	(97)	(5)%
Total Loans excl. LMC (Non-GAAP)	59,391	59,273	118	—%	59,310	59,258	52	—%
Total Consumer (GAAP)	14,416	14,443	(27)	—%	14,396	14,466	(70)	—%
Total Commercial excl. LMC (Non-GAAP)	44,975	44,829	146	—%	44,914	44,792	122	—%
Total CRE (GAAP)	14,426	14,216	210	1%	14,367	14,210	157	1%
Total C&I excl. LMC (Non-GAAP)	$30,549	$30,613	$(64)	—%	$30,547	$30,581	$(34)	—%
Numbers may not foot due to rounding.

		1Q24	4Q23	3Q23	2Q23	1Q23
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$787	$773	$760	$737	$715
Reserve for unfunded commitments (GAAP)		79	83	82	90	85
Allowance for credit losses (Non-GAAP)	B	$865	$856	$842	$827	$800

Loans and leases (GAAP)	C	$61,753	$61,292	$61,778	$61,295	$59,045
Nonaccrual loans and leases (GAAP)	D	$505	$462	$394	$402	$424

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.27%	1.26%	1.23%	1.20%	1.21%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.40%	1.40%	1.36%	1.35%	1.35%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	156%	167%	193%	183%	169%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	171%	185%	214%	206%	189%
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

TD Transaction: The acquisition of FHN by TD contemplated by a merger agreement signed in February 2022 and terminated in May 2023.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/losses to total revenue - taxable equivalent excluding securities gains/losses.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/losses.

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, creditFS Work risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.